================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                Genesys Telecommunications Laboratories, Inc.
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               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.

                                April 28, 1999

TO THE SHAREHOLDERS OF GENESYS TELECOMMUNICATIONS LABORATORIES, INC.:

  You are invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of Genesys Telecommunications Laboratories, Inc. (the "Company") which will be held at the Ramada Plaza Hotel, located at 1231 Market Street, San Francisco, California 94103 on Friday, May 21, 1999, at 10:00 a.m.

  Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

  If you do not plan to attend the Annual Meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

  We look forward to seeing you at the Annual Meeting.

                                          Ori Sasson
                                          Chief Executive Officer

San Francisco, California


                            YOUR VOTE IS IMPORTANT

   In order to assure your representation at the meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.
                              1155 Market Street
                        San Francisco, California 94103

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1999

TO THE SHAREHOLDERS OF GENESYS TELECOMMUNICATIONS LABORATORIES, INC.:

  You are invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of Genesys Telecommunications Laboratories, Inc. (the "Company"), which will be held at the Ramada Plaza Hotel, located at 1231 Market Street, San Francisco, California 94103, on Friday, May 21, 1999, at 10:00 a.m. for the following purposes:

  1. To elect five directors to the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

  2. To ratify the selection of Arthur Andersen, LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999;

  3. To approve an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") to increase the number of shares of Common Stock authorized for issuance under the 1997 Plan by 2,500,000 shares; and

  4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who will be entitled to notice of, and to vote at, the meeting and at any adjournment thereof is March 24, 1999. The stock transfer books will not be closed between the record date and the date of the meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

  Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy promptly in the accompanying reply envelope. Your proxy may be revoked at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Richard DeGolia
                                          Vice President and Corporate
                                           Secretary

San Francisco, California
April 28, 1999

                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

  These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Genesys Telecommunications Laboratories, Inc., a California corporation (the "Company"), for the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on Friday, May 21, 1999, at the Ramada Plaza Hotel, located at 1231 Market Street, San Francisco, California 94103, and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to shareholders on or about April 28, 1999.

                              PURPOSE OF MEETING

  The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. Each proposal is described in more detail in this Proxy Statement.

                        VOTING RIGHTS AND SOLICITATION

Voting

  The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On March 24, 1999, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 23,964,003 shares of Common Stock outstanding. Each shareholder of record on March 24, 1999, is entitled to one vote for each share of Common Stock held by such shareholder on March 24, 1999. A majority of the outstanding shares of Common Stock must be present or represented at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the five candidates receiving the highest number of affirmative votes will be elected. As is more fully described in Proposal 1, shareholders may cumulate votes with respect to the election of directors. Proposals 2 and 3 require for approval the affirmative vote of a majority of those shares present or represented and voting at the Annual Meeting, provided such vote also constitutes the affirmative vote of a majority of the required quorum. Thus, abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

Proxies

  Whether or not you are able to attend the Company's Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR Proposal No. 1--Election of Directors, FOR Proposal No. 2--Ratification of Independent Public Accountants, FOR Proposal No. 3-- Amendment to the 1997 Plan and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation of Proxies

  The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram or other means by directors, officers, employees, or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

General

  The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The five (5) nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next Annual Meeting and until their successors have been elected and qualified.

Nominees                 Age             Positions and Offices Held with the Company
--------                 ---             -------------------------------------------
Gregory Shenkman........  37 Chairman of the Board of Directors
Alec Miloslavsky........  35 Vice Chairman of the Board of Directors and Chief Technical Officer
Ori Sasson..............  37 Chief Executive Officer and Director
Bruce Dunlevie..........  42 Director
Paul Levy...............  43 Director

Business Experience of Directors

  Mr. Shenkman co-founded the Company and has served as a director since January 1993. Mr. Shenkman has served as the Chairman of the Board of Directors since December 1998. Mr. Shenkman served as the Company's President and Chief Executive Officer from its formation in October 1990 until July 1998.

  Mr. Miloslavsky co-founded the Company and has served as its Chief Technical Officer since the Company's formation in October 1990. He has also served as a director since January 1993 and as Vice Chairman of the Board of Directors since March 1997.

  Mr. Sasson has served as the Company's Chief Executive Officer and a member of the Board of Directors since December 1998. Prior to joining the Company, Mr. Sasson served as the Chief Executive Officer and President of Scopus Technology, Inc. ("Scopus"), a provider of customer relationship management software systems, from March 1991 through July 1998, when Scopus was acquired by Siebel Systems, Inc., a provider of customer relationship management software systems.

  Mr. Dunlevie has served as director of the Company since July 1996. Mr. Dunlevie is a General Partner of Benchmark Capital LLC, a venture capital firm founded by Mr. Dunlevie in May 1995. Mr. Dunlevie is also a General Partner of Merrill, Pickard, Anderson & Eyre. Mr. Dunlevie has also served as Vice President and

General Manager of the Personal Computer Division of Everex Systems, Inc., a personal computer manufacturer, and as an investment banker with Goldman, Sachs & Co. He is also a director of Rambus, Inc.

  Mr. Levy has served as director of the Company since February 1997. In 1981, Mr. Levy co-founded and currently serves as Chairman of Rational Software Corporation ("Rational"), a software company providing products that automate component-based development of software. Prior to April 1999, Mr. Levy served as Chief Executive Officer of Rational and prior to September 1996, he served as President of Rational. Since August 1996, he has served as a director of Peerless Systems Corporation, a provider of software-based imaging systems for the digital document product marketplace.

Board Committees and Meetings

  During the fiscal year ended June 30, 1998, the Board of Directors held five meetings (and acted by unanimous written consent two times). During this period, each of the directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all Committees of the Board on which each such director served.

  The Company has two standing Committees, the Audit Committee and the Compensation Committee.

  The Audit Committee is responsible for reviewing the scope and results of audits and other services provided by the Company's independent public accountants. This Committee held three meetings during the last fiscal year. This Committee currently consists of Messrs. Dunlevie and Levy.

  The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Company's senior management and for administering all the Company's employee benefit plans, including the 1997 Plan and the Employee Stock Purchase Plan. This Committee held four meetings during the last fiscal year. This Committee currently consists of Messrs. Dunlevie and Levy.

Director Compensation

  Except for grants of stock options, directors of the Company generally do not receive compensation for services rendered as directors. In addition, the Company does not pay cash compensation for committee participation or special assignments of the Board of Directors. Non-employee Board members receive option grants at periodic intervals under the Automatic Option Grant Program of the 1997 Plan and are also eligible to receive discretionary option grants under the Discretionary Option Grant Program of such plan.

  Under the Automatic Option Grant Program of the 1997 Plan, each individual who first becomes a non-employee Board member, whether through appointment by the Board or upon election by the shareholders, will receive two option grants at the time of his or her initial appointment or election, provided such individual has not otherwise been previously employed by the Company. One such option grant will be for 30,000 shares of Common Stock and the other for 20,000 shares of Common Stock. In addition, at each Annual Shareholders Meeting, each individual who is to continue to serve as a non-employee Board member will receive an option grant for 7,500 shares of Common Stock, whether or not such individual has been previously employed by the Company.

  Each automatic option grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a maximum term of ten years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all of the option shares; however, any shares purchased upon exercise of the option will be subject to repurchase by the Company, at the option exercise price paid per share, should the optionee's service as a non-employee Board member cease prior to vesting in those shares. The shares subject to each 30,000-share grant will vest as to 25% of the option shares on each of the first, second, third and fourth anniversaries of the option grant date, provided the optionee continues to serve as a non-employee Board member. The shares subject to each 20,000-share grant will vest as to 25% of the option shares on each of the fifth, sixth, seventh and eighth anniversaries of the option grant date, provided the optionee continues to serve as a non-employee Board member. However, vesting of the shares subject to each 20,000-share grant will be subject to acceleration after the close of each fiscal year, beginning with the 1998 fiscal year, in the event that the optionee has served on a committee of the Board of Directors in such fiscal year. Vesting of 2,500 shares will accelerate with respect to each committee of the Board of Directors on which the optionee has served, up to a maximum of two committees, and will be conditioned on the optionee having attended at least 75% of the meetings held by such committee during the fiscal year. The shares to be accelerated will be those shares which would otherwise have been the first shares to vest in accordance with the four (4)-year vesting schedule described above. The shares subject to each annual 7,500-share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. For further information concerning the terms and conditions of these automatic option grants, see the summary of the Automatic Option Grant Program in Proposal No. 3 of this Proxy Statement.

Recommendation of the Board of Directors

  The Board of Directors recommends a vote FOR the election of each of the above nominees.

                                PROPOSAL NO. 2

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Company is asking the shareholders to ratify the selection of Arthur Andersen, LLP as the Company's independent public accountants for the fiscal year ending June 30, 1999. The affirmative vote of the holders of a majority of shares present or represented and voting at the Annual Meeting, together with the affirmative vote of a majority of the required quorum, will be required to ratify the selection of Arthur Andersen, LLP.

  In the event the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the best interest of the Company and its shareholders.

  In February 1997, the Company's Board of Directors retained Arthur Andersen, LLP as its independent public accountants and dismissed the Company's former public accountants, Coopers and Lybrand LLP. Arthur Andersen, LLP audited the Company's financial statements for fiscal 1996 and 1997. The decision to change independent public accountants was approved by resolution of the Board of Directors. The former independent public accountants' report on the Company's financial statements at and for the years ended June 30, 1994 and 1995 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles. Coopers & Lybrand LLP did not issue an audit report on the Company's financial statements for any other period. There were no disagreements with the former public accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to the Company's consolidated financial statements up through the time of dismissal that, if not resolved to the former public accountants' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Prior to retaining Arthur Andersen, LLP, the Company had not consulted with Arthur Andersen, LLP regarding accounting principles.

Recommendation of the Board of Directors

  The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Arthur Andersen, LLP to serve as the Company's independent auditors for the fiscal year ending June 30, 1999.

                                PROPOSAL NO. 3

                  AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN

  The Company's shareholders are being asked to approve an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") that will increase the number of shares of Common Stock reserved under the 1997 Plan by 2,500,000 shares to 13,647,968 shares. As of March 24, 1999, there were outstanding options to purchase 7,656,975 shares under the 1997 Plan and 70,266 shares remained available for future option grants and stock issuances under the 1997 Plan. The share increase will assure that a sufficient reserve of Common Stock is available under the 1997 Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success.

  The 1997 Plan became effective on March 27, 1997 (the "Effective Date") upon its adoption by the Board and serves as the successor to the Company's 1995 Stock Option Plan (the "1995 Plan"). On the Effective Date, all outstanding options under the 1995 Plan were incorporated into the 1997 Plan and the 1995 Plan accordingly terminated. The amendment to the 1997 Plan that is the subject of this Proposal was adopted by the Board on March 15, 1999. The following is a summary of the principal features of the 1997 Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal executive offices in San Francisco, California.

Equity Incentive Programs

  The 1997 Plan contains four (4) separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Investment Option Grant Program, (iii) an Automatic Option Grant Program and (iv) a Stock Issuance Program. The principal features of each of these programs are described below.

Administration

  The 1997 Plan (other than the Automatic Option Grant Program) is administered by the Compensation Committee of the Board. The Compensation Committee acting in such administrative capacity (the "Plan Administrator") has complete discretion (subject to the provisions of the 1997 Plan) to authorize option grants and direct stock issuances under the 1997 Plan. Pursuant to provisions in the 1997 Plan, the Board may appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants and direct stock issuances to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws ("Section 16 Insiders"). The Compensation Committee has the exclusive authority to determine which Section 16 Insiders and other highly compensated individuals are eligible to participate in the Salary Investment Option Grant Program for one or more calendar years, but no administrative discretion may be exercised by the Compensation Committee with respect to the grants made under the Automatic Option Grant and Salary Investment Option Grant Programs. All grants under the Automatic Option Grant and Salary Investment Option Grant Programs are made in strict compliance with the express provisions of each program.

Share Reserve

  Prior to adoption by the Board of the 2,500,000-share increase which is the subject of this Proposal, a total of 11,147,968 shares of Common Stock had been authorized for issuance under the 1997 Plan. As of March 24, 1999, there were outstanding options to purchase 7,656,975 shares under the 1997 Plan and 70,266 shares remained available for future option grants and stock issuances under the 1997 Plan. Assuming approval of the 2,500,000-share increase pursuant to this Proposal, the new share reserve for the 1997 Plan will be 13,647,968 shares of Common Stock.

  The share reserve increases automatically on the first trading day of each fiscal year, beginning with the 1999 fiscal year, by the number of shares equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last trading day of the immediately preceding fiscal year. As of July 1, 1998, the first such automatic increase in the share reserve resulted in the addition of 1,120,761 shares of Common Stock to the share reserve. In addition to the shares of Common Stock reserved for issuance under the 1997 Plan, as of March 24, 1999, the Company had granted options to purchase an aggregate of 2,340,000 shares of Common Stock outside of the 1997 Plan to newly appointed officers and key employees of the Company, including an option to purchase 900,000 shares which was granted in February 1999 to Mr. Sasson, the Company's new Chief Executive Officer. In no event may any one participant in the 1997 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares in the aggregate per calendar year under the 1997 Plan.

  Should an option (including options incorporated from the 1995 Plan) expire or terminate for any reason prior to exercise in full or be canceled in accordance with the provisions of the 1997 Plan, the shares subject to the portion of the option not so exercised or canceled will be available for subsequent issuance under the 1997 Plan. Unvested shares issued under the 1997 Plan and subsequently repurchased by the Company at the original option exercise or direct issue price paid per share will also be added back to the share reserve and will accordingly be available for subsequent issuance under the 1997 Plan. Shares subject to any option surrendered in accordance with the stock appreciation right provisions of the 1997 Plan will not be available for subsequent issuance.

Changes in Capitalization

  In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1997 Plan and to the securities and exercise price under each outstanding option.

Eligibility

  Employees of the Company or any parent or subsidiary, non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and consultants and other independent advisors in the service of the Company or its parent or subsidiary corporations are eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only employees who are Section 16 Insiders or other highly compensated individuals will be eligible to participate in the Salary Investment Option Grant Program. Non-employee members of the Board are also eligible to participate in the Automatic Option Grant Program. On March 24, 1999, (7) executive officers, three (3) non-employee Board members and approximately 593 other employees were eligible to participate in the 1997 Plan.

Valuation

  The fair market value per share of Common Stock on any relevant date under the 1997 Plan is the closing price per share on that date on the Nasdaq National Market. On March 24, 1999, the closing price per share was $12.68.

Discretionary Option Grant Program

  Options granted under the Discretionary Option Grant Program have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date. No granted option has a term in excess of ten (10) years. The options generally become exercisable in a series of installments over the optionee's period of service with the Company.

  Upon cessation of service, the optionee has a limited period of time in which to exercise his or her outstanding options for any shares for which the option is exercisable at the time of the optionee's termination of service. The Plan Administrator has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

  The Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

    (i) Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of Common Stock; and

    (ii) Limited stock appreciation rights may be provided to one or more non-employee Board members or officers of the Company as part of their option grants. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest price paid per share of Common Stock in connection with the tender offer over (b) the exercise price payable for such share.

  The shares of Common Stock acquired upon the exercise of one or more options may be unvested and subject to repurchase by the Company, at the original exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. The Plan Administrator has complete discretion to establish the vesting schedule to be in effect for any such unvested shares and, in certain circumstances, may cancel the Company's outstanding repurchase rights with respect to those shares and thereby accelerate the vesting of those shares.

  The Plan Administrator also has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program and to issue replacement options with an exercise price based on the market price of the Common Stock at the time of the new grant. On October 13, 1998, the Compensation Committee exercised this authority and implemented a stock option cancellation/regrant program to restore value to a large number of outstanding stock options which had exercise prices considerably in excess of the fair market value of the Company's Common Stock on that date. Pursuant to the option cancellation/regrant program, employees, other than the Company's executive officers, were given an opportunity to elect to cancel their outstanding options having an exercise price in excess of $12.50 per share (each a "Higher-Priced Option") and receive, for each cancelled Higher-Priced Option, a new replacement option (a "New Option") for the same number of shares with an exercise price of $12.50 per share, the fair market value per share of Common Stock on October 13, 1998. The New Options did not become exercisable for any of the option shares until April 13, 1999. They then became exercisable for 50% of the total number of option shares which would otherwise have been exercisable as of April 13, 1999 under the cancelled Higher-Priced Option. No additional option shares will become exercisable between April 13, 1999 and October 13, 1999. As of October 13, 1999, each New Option will be exercisable for all of the option shares which would otherwise have been exercisable as of that date under the cancelled Higher-Priced Option and, thereafter, the New Option will continue to vest and become exercisable in accordance with the vesting schedule which applied to the Higher-Priced Option such option replaced. Options covering a total of 2,418,769 shares of Common Stock were cancelled and regranted pursuant to the option cancellation/regrant program.

Salary Investment Option Grant Program

  In the event the Plan Administrator elects to activate the Salary Investment Option Grant Program for one or more calendar years, each executive officer and other highly compensated employee of the Company selected for participation may elect, prior to the start of the calendar year, to reduce his or her base salary for that calendar year by a specified dollar amount not less than $10,000 nor more than $150,000. If such election is approved by the Plan Administrator, the individual will automatically be granted, on the first trading day in January of the calendar year for which that salary reduction is to be in effect, a non-statutory option to purchase the number of shares of Common Stock determined by dividing the salary reduction amount by two-thirds of the fair market value per share of Common Stock on the grant date. The option will be exercisable at a price per share equal to one-third of the fair market value of the option shares on the grant date. As a result, the total spread on the option shares at the time of grant (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the amount of salary invested in that option. The option will vest and become exercisable in a series of twelve (12) equal monthly installments over the calendar year for which the salary reduction is to be in effect and will be subject to full and immediate vesting upon certain changes in the ownership or control of the Company.

  The shares subject to each option under the Salary Investment Option Program will immediately vest upon (i) an acquisition of the Company by merger or asset sale or (ii) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or a change in the majority of the Board effected through one or more contested elections for Board membership.

  Limited stock appreciation rights will automatically be included as part of each grant made under the Salary Investment Option Grant Program. Options with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting stock. In return for the surrendered option, the optionee will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (i) the highest price per share of Common Stock paid in connection with the tender offer over (ii) the exercise price payable for such share.

Automatic Option Grant Program

  Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member, whether through election by the shareholders or appointment by the Board, will automatically be granted, at the time of such initial election or appointment, two non-statutory options to purchase shares of Common Stock, provided such individual has not previously been in the employ of the Company or any parent or subsidiary corporation. One such automatic option grant will be for 30,000 shares of Common Stock and the other for 20,000 shares of Common Stock. In addition, on the date of each Annual Meeting, each individual who continues to serve as a non-employee Board member will automatically be granted a non-statutory option to purchase 7,500 shares of the Company's Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such annual option grants that any one non-employee Board member may receive over his or her period of Board service.

  Each option granted under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the grant date, subject to earlier termination upon the expiration of the twelve (12)-month period measured from the date of the optionee's cessation of Board service. Each automatic option is immediately exercisable for all the option shares; however, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each 30,000-share automatic option grant vest in a series of four (4) successive equal annual installments on each of the first, second, third and fourth anniversaries of the option grant date. The shares subject to each 20,000-share automatic option grant vest in a series of four (4) successive equal annual installments on each of the fifth, sixth, seventh and eighth anniversaries of the option grant date. However, vesting of the shares subject to each 20,000-share grant will be subject to acceleration after the close of each fiscal year, beginning with the 1998 fiscal year, in the event that the optionee has served on a committee of the Board in such fiscal year. Vesting of 2,500 shares will accelerate with respect to each committee of the Board on which the optionee has served, up to a maximum of two committees, and will be conditioned on the optionee having attended at least 75% of the meetings held by such committee during the fiscal year. The shares to be accelerated will be those shares which wold otherwise have been the first shares to vest in accordance with the four (4)-year vesting schedule described above. The shares subject to each annual 7,500-share grant will vest upon the optionee's completion of one (1) year of Board service measured from the grant date. Should the optionee cease to serve as a Board member, the optionee will generally have until the earlier of (i) the expiration of the twelve (12)-month period following such cessation of service or (ii) the expiration date of the option term in which to exercise the option for the number of shares that are vested at the time of such individual's cessation of Board service.

  The shares subject to each automatic option grant will immediately vest in full upon (i) the optionee's death or permanent disability while a Board member or (ii) certain changes in the ownership or control of the Company. In the event of a hostile tender offer for more than 50% of the Company's outstanding voting stock, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the highest price per share of Common Stock paid in connection with such tender offer over (b) the exercise price payable for such share. Shareholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting with such a surrender right and the subsequent surrender of that option in accordance with the foregoing provisions.

Stock Issuance Program

  Shares may be sold under the Stock Issuance Program at a price per share not less than the fair market value on the issuance date, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

  The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Plan Administrator, however, has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the 1997 Plan.

General Provisions

 Acquisition of Company

  In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program held by an individual who has been in the service of the Company for at least one (1) year prior to the effective date of the acquisition, which is not to be assumed by the successor corporation, will automatically accelerate in full, and all unvested shares under the Discretionary Option Grant and Stock Issuance Programs held by such individual will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program held by an individual who has not been in the service of the Company for at least one (1) year prior to the effective date of the acquisition, which is not to be assumed by the successor corporation, will terminate and cease to be outstanding on the effective date of the acquisition. Any options assumed in connection with such acquisition may, in the Plan Administrator's discretion, be subject to immediate acceleration, and any unvested shares which do not vest at the time of such acquisition may be subject to full and immediate vesting, in the event the individual's service with the successor entity is terminated within eighteen
(18) months following the acquisition. In connection with a change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or a change in the majority of the Board by one or more contested elections for Board membership), the Plan Administrator has the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program and the automatic vesting of all unvested shares outstanding under the Discretionary Option Grant and Stock Issuance Programs, in the event an individual's service with the successor entity is terminated within eighteen
(18) months following the change in control.

  The acceleration of vesting upon a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

 Financial Assistance

  The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the Discretionary Option Grant and Stock Issuance Programs. The Plan Administrator has complete discretion to determine the terms of any such financial assistance. However, any such financing will be full-recourse and interest bearing. In addition, the maximum amount of financing provided any individual may not exceed the cash consideration payable for the issued shares plus all applicable taxes.

 Stock Awards

  The table below shows, as to (i) each of the Company's executive officers named in the Summary Compensation Table and (ii) the various indicated groups as of March 24, 1999, the number of shares of Common Stock subject to options granted under the 1997 Plan between June 17, 1997, the date on which the Common Stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended, and March 24, 1999, together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                                    Weighted
                                                    Number of       Average
Name                                              Option Shares  Exercise Price
----                                              -------------  --------------
Ori Sasson......................................       (1)            (1)
 Chief Executive Officer(1)
Alec Miloslavsky................................          --             --
 Vice Chairman of the Board of Directors and
 Chief Technical Officer
Richard DeGolia.................................      100,000       $11.4375
 Vice President, Business Development and
  Strategic Planning
William Wesemann................................          --             --
 Vice President
Gregory Shenkman................................          --             --
 Chairman of the Board of Directors(2)
Michael J. McCloskey............................      150,000       $  12.50
 Former Chief Financial Officer
John McNulty....................................      100,000       $  12.50
 Former Vice President, Sales
John Metcalfe...................................          --             --
 Former Vice President, Marketing
All current executive officers as a group (7
 persons) ......................................      265,000(3)    $  11.70(3)
All current non-employee directors as a group (3
 persons) ......................................
All employees, including current officers who
 are not executive officers
 as a group (593 persons) ......................    7,160,619(4)    $  17.87

--------
(1) Mr. Sasson joined the Company as Chief Executive Officer in December 1998. In February 1999, Mr. Sasson received an option to purchase 900,000 shares of Common Stock, at an exercise price of $14.75 per share, which option was granted outside of the 1997 Plan.

(2) Mr. Shenkman was the Company's President and Chief Executive Officer as of the end of fiscal 1998.

(3) This number does not include (i) the option granted to Mr. Sasson which is described in footnote (1) above or (ii) options for a total of an additional 650,000 shares of Common Stock which were granted outside of the 1997 Plan to newly-appointed executive officers on March 23, 1999, at an exercise price of $11.4375 per share.

(4) This number includes options for a total of 2,418,769 shares of Common Stock which were granted on October 13, 1998 pursuant to the stock option cancellation/regrant program. Each such option has an exercise price of $12.50 per share and was granted in replacement of a previously granted option for the same number of shares, with an exercise price in excess of $12.50 per share, which was cancelled as of that date. For further information on the option cancellation/regrant program, see Proposal No. 3--Amendment to the 1997 Stock Incentive Plan --Discretionary Option Grant Program.

  As of March 24, 1999, options covering 7,656,975 shares of Common Stock were outstanding under the 1997 Plan, 70,266 shares remained available for future option grants, and 3,413,706 shares had been issued under the 1997 Plan in connection with option exercises. In addition, options to purchase an aggregate of 2,340,000 shares of Common Stock which were granted to newly appointed officers and key employees outside of the 1997 Plan were outstanding as of such date.

 Amendment and Termination

  The Board may amend or modify the 1997 Plan in any or all respects whatsoever, subject to any shareholder approval required under applicable law or regulation. The Board may terminate the 1997 Plan at any time, and the 1997 Plan will in all events terminate on March 26, 2007.

Federal Income Tax Consequences

 Option Grants

  Options granted under the 1997 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

  Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two (2) holding periods is not satisfied, then a disqualifying disposition will result.

  Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

  If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

  Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

  If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

  The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

 Stock Appreciation Rights

  An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to such distribution for the taxable year in which the ordinary income is recognized by the optionee.

 Direct Stock Issuances

  The tax principles applicable to direct stock issuances under the 1997 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

  The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted under the 1997 Plan will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Internal Revenue Code
Section 162(m).

Accounting Treatment

  Option grants or stock issuances made under the 1997 Plan will not result in any charge to the Company's earnings, but the Company must disclose in the notes to the Company's financial statements the fair value of options granted under the 1997 Plan and the pro forma impact on the Company's annual net income and earnings per share as though the computed fair value of such options had been treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

  Under a recently-proposed amendment to the current accounting principles, option grants made to non-employee Board members or consultants after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed amendment is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

  Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

 New Plan Benefits

  As of March 24, 1999, no option grants or direct stock issuances have been made under the 1997 Plan on the basis of the 2,500,000-share increase to the maximum number of shares authorized for issuance under the 1997 Plan, which is the subject of this Proposal.

 Shareholder Approval

  The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and voting at the Annual Meeting, together with the affirmative vote of a majority of the required quorum, is required for approval of the amendment to the 1997 Plan. Should such shareholder approval not be obtained, then any options granted under the 1997 Plan on the basis of the 2,500,000-share increase to the number of shares authorized for issuance under the 1997 Plan will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of that 2,500,000-share increase.

Recommendation of the Board of Directors

  The Board of Directors recommends that the shareholders vote FOR the proposed amendment to the 1997 Plan.

                            OWNERSHIP OF SECURITIES

  The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of April 8, 1999 for (i) all persons who are beneficial owners of more than five percent of the Company's Common Stock, (ii) each director and nominee for director,
(iii) each of the executive officers named in the Summary Compensation Table of the section of this Proxy Statement entitled "Executive Compensation and Related Information," and (iv) all current executive officers and directors as a group.

                                                          Number of
                                                            Shares
                                                         Beneficially Percent
                                                           Owned(1)   Owned(2)
                                                         ------------ --------
   Gregory Shenkman(3)..................................  2,994,250     12.5%
    1155 Market Street
    San Francisco, CA 94103
   Alec Miloslavsky(4)..................................  2,834,625     11.8%
    1155 Market Street
    San Francisco, CA 94103
   Ori Sasson(5)........................................    230,668      1.0%
   Richard DeGolia(6)...................................    134,131        *
   William Wesemann(7)..................................    210,612        *
   Paul Levy(8).........................................     65,000        *
   Bruce Dunlevie(9)....................................    832,758      3.5%
   Michael J. McCloskey(10).............................    284,635      1.2%
   John McNulty(11).....................................    105,000        *
   John Metcalfe........................................     39,583        *
   All current officers and directors as a group(10
    persons)(12)........................................  7,659,557     35.1%

--------
 *  Less than one percent.

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. The number of shares beneficially owned includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days after April 8, 1999, including, but not limited to, upon the exercise of an option.

(2) Percentage of beneficial ownership is based upon 23,977,677 shares of Common Stock, all of which were outstanding on April 8, 1999. For each individual, this percentage includes Common Stock of which such individual has the right to acquire beneficial ownership either currently or within 60 days of April 8, 1999, including, but not limited to, upon the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual. Such calculation is required by General Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934.

(3) Includes (i) 350,000 shares held by Dmitry Shenkman, Trustee of the Michelle Shenkman 1996 Trust u/t/a dated March 18, 1996, (ii) 350,000 shares held by Dmitry Shenkman, Trustee of the Nikita Anthony Shenkman 1996 Trust u/t/a dated March 18, 1996, (iii) 928,000 shares held by Gregory and Yelena Shenkman, Trustees of the Shenkman Family Trust u/t/a dated March 7, 1996, and (iv) 500,000 shares held by Shenkman Partners.

(4) Includes (i) 360,000 shares held by Larry Miloslavsky and Anatoly Elkinbard, Trustees of the Miloslavsky 1996 Irrevocable Trust u/t/a dated March 13, 1996, and (ii) 350,000 shares held by Miloslavsky Partners. Also includes 84,375 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 8, 1999.

(5) Includes (i) 78,000 shares held by Shiram Sasson, Trustee of the EYS Trust u/t/a dated May 19, 1997, of which Mr. Sasson disclaims beneficial ownership, and (ii) 93,750 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 8, 1999.
(6) Includes 134,131 shares held by Richard C. DeGolia or Jennifer H. DeGolia, as Trustees of the RJ Family Trust u/t/a dated June 16, 1995 of which 96,000 unvested shares which are subject to repurchase by the Company as of April 8, 1999, at the purchase price paid per share, in the event of Mr. DeGolia's early termination of service with the Company.
(7) Includes 140,000 unvested shares which are subject to repurchase by the Company as of April 8, 1999, at the purchase price paid per share, in the event of Mr. Wesemann's early termination of service with the Company.
(8) Includes 30,000 unvested shares which are subject to repurchase by the Company as of April 8, 1999, at the purchase price paid per share, in the event of Mr. Levy's early termination of service with the Company.
(9) Includes (i) 740,472 shares beneficially owned by entities affiliated with Benchmark Capital, LLC, of which Mr. Dunlevie is a General Partner, and
    (ii) 50,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after April 8, 1999.
(10) Includes 30,000 unvested shares which are subject to repurchase by the Company as of April 8, 1999, at the purchase price paid per share, in the event of Mr. McCloskey's early termination of service with the Company.
(11) Includes 100,000 unvested shares which are subject to repurchase by the Company as of April 8, 1999, at the purchase price paid per share, in the event of Mr. McNulty's early termination of service with the Company.
(12) Includes (i) 328,125 shares issuable upon exercise of stock options that are exercisable or will become exercisable within 60 days after April 8, 1999 and (ii) 206,000 unvested shares which are subject to repurchase by the Company as of April 8, 1999, at the purchase price paid per share, in the event of the officer's early termination of service with the Company.

Compliance with SEC Reporting Requirements

  Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report initial ownership of the Company's Common Stock and any subsequent changes in ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based upon (i) the copies of
Section 16(a) reports that the Company received from such persons for their 1998 fiscal year transactions and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 1998 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors, and ten percent beneficial owners.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

Report of the Compensation Committee of the Board of Directors on Executive Compensation

  The Compensation Committee of the Board of Directors (the "Committee") currently is comprised of the two non-employee directors, Bruce Dunlevie and Paul D. Levy. James Jordan served as a member of the Committee until his resignation from the Board in December 1998.

  The Committee administers the Company's compensation policies and programs and has primary responsibility for executive compensation matters, including the establishment of the base salaries of the Company's executive officers, the approval of individual bonuses and bonus programs for executive officers and the administration of certain employee benefit programs. In addition, the Committee has responsibility for administering the Company's 1997 Stock Incentive Plan (the "1997 Plan"), under which stock option grants and direct stock issuances may be made to executive officers and other employees. The following is a summary of policies which the Committee applies in setting the compensation levels for the Company's executive officers.

  General Compensation Policy. The overall policy of the Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the primary objectives is to have a substantial portion of each executive officer's compensation contingent upon the Company's financial success as well as upon such executive officer's own level of performance. Each executive officer's compensation package is comprised of two principal elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of his or her performance, and the financial performance of the Company, and (ii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officer and the Company's shareholders. Generally, as an executive officer's level of responsibility increases, a greater portion of that individual's total compensation will be dependent upon the Company's performance and stock price appreciation rather than base salary. In a limited number of cases the Committee may also make incentive performance awards payable in cash, based upon a formula which takes into account the Company's and individual's performance.

  Factors. The primary factors which were taken into consideration in establishing the components of each executive officer's compensation package for the 1998 fiscal year are summarized below. However, the Committee may, in its discretion, apply entirely different factors, such as different measures of financial performance, for future fiscal years.

  Base Salary. In setting the base salary for each executive officer, the Committee reviewed published compensation survey data for its industry. The base salary for each executive officer reflects the salary levels for comparable positions in published surveys as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Committee. Each executive officer's base salary is adjusted each year on the basis of (i) the Committee's evaluation of the executive officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers.

  Long-Term Stock-Based Incentive Compensation. From time to time, the Committee makes option grants to the Company's executive officers under the 1997 Plan. The grants are designed to align the interests of each executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the executive officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten (10) years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term and the executive officer continues in the Company's employ. The Committee takes into account the number of vested and unvested options and restricted shares held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. No stock options were awarded to the Company's executive officers in the 1998 fiscal year.

  CEO Compensation. Mr. Shenkman's base salary for the 1998 fiscal year was increased to $180,000 to make it competitive with the compensation paid to the chief executive officers of similarly-sized companies. No stock options were awarded to Mr. Shenkman in the 1998 fiscal year.

  Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per executive officer in any year. The compensation paid to the Company's executive officers for the 1998 fiscal year did not exceed the $1 million limit per executive officer. In addition, the Company's 1997 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options under such plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. However, compensation deemed paid to an executive officer in connection with the exercise of options granted outside the 1997 Plan will not qualify as performance-based compensation for purposes of Section 162(m) and accordingly will be included in the calculation of the $1 million limitation for that executive officer. The Committee has decided at this time not to take any other action to limit or restructure the elements of cash or equity compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer approach the $1 million level.

  Submitted by the Compensation Committee of the Company's Board of Directors:

  Bruce Dunlevie
  Paul Levy

Compensation Committee Interlocks and Insider Participation

  The members of the Compensation Committee of the Company's Board of Directors are named as above in the Compensation Committee Report. No member of the Committee was at any time during the 1998 fiscal year or at any other time an officer or employee of the Company.

  No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

STOCK PERFORMANCE GRAPH

  The graph depicted below shows the Company's stock price as an index assuming $100 invested on June 16, 1997, along with the composite prices of companies listed in the Nasdaq Stock Market (U.S.) Index and the Hambrecht & Quist Technology Index.


                        [PERFORMANCE GRAPH APPEARS HERE]

                                         Cumulative Total Return
                                ----------------------------------------
                                6/17/97           6/97             6/98
GENESYS TELECOMMUNICATIONS
 LABORATORIES, INC.             100.00           154.17           183.68
NASDAQ STOCK MARKET (U.S.)      100.00           100.00           131.96
HAMBRECHT & QUIST TECHNOLOGY    100.00            95.53           121.02

--------
NOTES
(1) The Company's fiscal year ended on June 30, 1998.

(2) No cash dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

Summary of Cash and Certain Other Compensation

  The following table provides certain summary information regarding the compensation earned in each of the 1996, 1997 and 1998 fiscal years, for services rendered in all capacities to the Company and its subsidiaries during each such fiscal year, by Mr. Shenkman, who served as the Company's Chief Executive Officer for the 1998 fiscal year, and each of the other four most highly compensated executive officers of the Company who were serving as such on the last day of the 1998 fiscal year and whose salary and bonus for such fiscal year exceeded $100,000. In addition, included in the table are two individuals who would have been among the four most highly compensated executive officers of the Company on the last day of the 1998 fiscal year had each continued to serve as an executive officer through such date. The individuals included in the table will be collectively referred to as the "Named Officers".

                          SUMMARY COMPENSATION TABLE

                                       Annual               Long-Term
                                    Compensation       Compensation Awards
                                   ----------------    ----------------------
Name and Principal Position        Year   Salary($)    Awards($)   Options(#)
---------------------------        -----  ---------    ---------   ----------
Ori Sasson........................  1998       --         --            --
 Chief Executive Officer(1)         1997       --         --            --
                                    1996       --         --            --
Alec Miloslavsky..................  1998  $180,000        --            --
 Vice Chairman of the Board of
  Directors and                     1997   133,333        --            --
 Chief Technical Officer            1996    86,538       $  0(2)    150,000
Richard DeGolia...................  1998   180,000        --            --
 Vice President, Business
  Development and                   1997   142,500          0(3)        --
 Strategic Planning                 1996       --           0(3)        --
William Wesemann..................  1998   247,460(5)     --            --
 Vice President(4)                  1997   180,000(5)     --            --
                                    1996    29,397(5)       0(6)        --
Gregory Shenkman..................  1998   180,000        --            --
 Chairman of the Board of
  Directors(7)                      1997   135,510        --            --
                                    1996    88,885          0(2)    150,000
Michael J. McCloskey..............  1998   180,000        --            --
 Former Chief Financial Officer(8)  1997   142,645          0(9)        --
                                    1996       --         --            --
John McNulty......................  1998   185,000        --            --
 Former Vice President, Sales(10)   1997    69,375        -- (11)   240,000(11)
                                    1996       --         --            --
John Metcalfe.....................  1998   180,000        --            --
 Former Vice President,
  Marketing(12)                     1997    25,700        --        290,000
                                    1996       --         --            --

--------
(1) Mr. Sasson joined the Company as Chief Executive Officer in December 1998.

(2) In August 1995, each of Messrs. Shenkman and Miloslavsky purchased 1,206,000 shares of Common Stock at $0.0167 per share, the fair market value per share of the Common Stock on the purchase date, and payment of the purchase price was made through the issuance of full-recourse, interest-bearing promissory notes secured by the purchased shares. The shares were subject to repurchase by the Company, at the purchase price paid per share, upon the purchaser's termination of service with the Company prior to vesting in the shares. Each of Messrs. Shenkman and Miloslavsky vested in 25% of the shares as of October 15, 1995 and the balance in a series of 36 equal monthly installments thereafter. Both Mr. Shenkman and Mr. Miloslavsky repaid their notes in full in fiscal 1997. As of the last day of the 1998 fiscal year, each of Messrs. Shenkman and Miloslavsky held 100,500 unvested shares of Common Stock. The value of those shares (the market price as of June 30, 1998 less the consideration paid by each purchaser) was $3,321,103. Dividends will be payable on the shares if and to the extent paid on the Common Stock generally.

(3) In March 1996, Mr. DeGolia purchased 360,000 shares of Common Stock at $0.0167 per share, the fair market value per share of the Common Stock on the purchase date, and payment of the purchase price was made through the issuance of a full-recourse, interest-bearing promissory note, secured by the purchased shares. The shares are subject to repurchase by the Company, at the purchase price paid per share, upon Mr. DeGolia's termination of service with the Company prior to vesting in the shares. Mr. DeGolia vests in 25% of the shares as of March 1, 1997 and the balance in a series of 36 equal monthly installments thereafter. In September 1996, Mr. DeGolia was awarded the right to purchase an additional 36,000 shares of Common Stock at $0.375 per share, the fair market value per share of the Common Stock on such date, which right was exercised by him in November 1996, through the issuance of a full-recourse, interest-bearing promissory note for the amount of the purchase price, secured by the purchased shares. The shares are subject to repurchase by the Company, at the purchase price paid per share, upon Mr. DeGolia's termination of service with the Company prior to vesting in the shares. Mr. DeGolia vested in 25% of the shares as of September 30, 1997 and vests in the balance in a series of 36 equal monthly installments thereafter. Mr. DeGolia repaid both of the promissory notes described above in full in fiscal 1998. As of the last day of the 1998 fiscal year, Mr. DeGolia held 177,750 unvested shares of Common Stock. The value of those shares (the market price as of June 30, 1998 less the consideration paid by Mr. DeGolia) was $5,866,636. Dividends will be payable on the shares if and to the extent paid on the Common Stock generally.
(4) In January 1998, Mr. Wesemann resigned his position as an executive officer of the Company and accepted a non-executive position.
(5) Mr. Wesemann's salary for the 1998, 1997 and 1996 fiscal years included sales commissions of $97,460, $30,000 and $11,667, respectively.
(6) In March 1996, Mr. Wesemann purchased 480,00 shares of Common Stock at $0.0167 per share, the fair market value per share of the Common Stock on the purchase date. The shares were subject to repurchase by the Company, at the purchase price paid per share, upon Mr. Wesemann's termination of service with the Company prior to vesting in the shares. Mr. Wesemann vested in 25% of his shares as of May 23, 1997 and the balance in a series of 36 equal monthly installments thereafter. As of the last day of the 1998 fiscal year, Mr. Wesemann held 230,000 unvested shares of Common Stock. The value of those shares (the market price as of June 30, 1998 less the consideration paid by Mr. Wesemann for such shares) was $7,600,534. Dividends will be payable on the shares if and to the extent paid on the Common Stock generally.
(7) Mr. Shenkman resigned as President and Chief Executive Officer in July 1998. Mr. Shenkman continues to serve as Chairman of the Board of the Directors of the Company.
(8) In February 1999, Mr. McCloskey resigned his position as an executive officer of the Company .
(9) In September 1996, Mr. McCloskey was awarded the right to purchase 480,000 shares of Common Stock at $0.375 per share, the fair market value per share of the Common Stock on the grant date, which right was exercised by him in November 1996 and January 1997 through the issuance of full-recourse promissory notes in an aggregate principal amount of $180,000, bearing interest at the rate of 6.1% per annum and secured by the purchased shares. Mr. McCloskey repaid $33,750 of the principal amount due under the note in June 1998 and $146,250 in January 1999. The shares were subject to repurchase by the Company, at the purchase price paid per share, upon Mr. McCloskey's termination of service with the Company prior to vesting in the shares. Mr. McCloskey vested in 25% of the shares as of July 17, 1997, and the balance in a series of 36 equal monthly installments thereafter. On December 11, 1998, vesting was accelerated for 130,000 of Mr. McCloskey's then-unvested shares in connection with the execution of his employment and severance agreement. See "--Employment Contracts, Termination of Employment and Change in Control Agreements." As of the last day of the 1998 fiscal year, Mr. McCloskey held 250,000 unvested shares of Common Stock. The value of those shares (the market price as of June 30, 1998 less the consideration paid by Mr. McCloskey) was $8,171,875. Dividends will be payable on the shares if and to the extent paid on the Common Stock generally.
(10) In January 1999, Mr. McNulty resigned his position as an executive officer of the Company and accepted a non-executive position.
(11) No restricted stock awards were made to Mr. McNulty during the past three fiscal years. However, in February 1997, Mr. McNulty exercised the option granted him in November 1996 to purchase 240,000 shares of Common Stock at an exercise price of $0.375 per share. Payment of the option exercise price was made through the issuance of a full-recourse promissory note for the amount of the purchase price, bearing interest at the rate of 6.1% per annum and secured by the purchased shares. The shares are subject to repurchase by the Company, at the exercise price paid per share, upon Mr. McNulty's termination of service with the Company prior to vesting in the shares. Mr. McNulty vested in 25% of the shares as of November 30, 1997 and vests in the balance in a series of 36 monthly installments thereafter. As of the last day of the 1998 fiscal year, Mr. McNulty held 145,000 unvested shares of Common Stock. The value of those shares (the market price as of June 30, 1998 less the consideration paid by Mr. McNulty) was $4,739,688. Dividends will be payable on the shares if and to the extent paid on the Common Stock generally.
(12) In October 1998, Mr. Metcalfe resigned his position as an executive officer of the Company.

Stock Options

  No stock options or stock appreciation rights were granted to the Named Officers during the 1998 fiscal year.

Stock Option Exercises and Year-End Holdings

  The table below sets forth information with respect to the Named Officers concerning the unexercised options held by them as of the end of the 1998 fiscal year. No stock options were exercised by the Named Officers during the 1998 fiscal year and no stock appreciation rights were exercised or outstanding at the end of such fiscal year.

                   AGGREGATED FISCAL YEAR-END OPTION VALUES

                         Number of Securities Underlying      Value of Unexercised
                             Unexercised Options at          In-the-Money Options at
                                  June 30, 1998                 June 30, 1998(1)
                         ------------------------------- -------------------------------
Name                     Exercisable(#) Unexercisable(#) Exercisable($) Unexercisable($)
----                     -------------- ---------------- -------------- ----------------
Ori Sasson(1)...........        --              --                --              --
Alec Miloslavsky........     50,000         100,000        $1,278,125      $2,556,250
Richard DeGolia.........        --              --                --              --
William Wesemann........        --              --                --              --
Gregory Shenkman........     50,000         100,000         1,278,125       2,556,250
Michael J. McCloskey....        --              --                --              --
John McNulty............        --              --                --              --
John Metcalfe...........     62,500         227,500         1,128,906       4,109,219

--------
(1) Mr. Sasson joined the Company as Chief Executive Officer in December 1998.
(2) Based upon the market price of $33.0625 per share, the closing selling price per share of Common Stock on the Nasdaq National Market on the last day of the 1998 fiscal year, less the option exercise price payable per share.

Employment Contracts, Termination of Employment and Change in Control
Agreements

  The Company entered into an employment agreement with Mr. Sasson in connection with his employment as Chief Executive Officer of the Company, effective December 9, 1998. Pursuant to such agreement, Mr. Sasson will be provided with the following compensation: a base salary of $300,000 per year, an annual target bonus for each fiscal year, based upon attainment of certain performance objectives, equal to 40% of his base salary, health care coverage, life insurance and a disability policy. In addition, Mr. Sasson was granted an option to purchase 900,000 shares of Common Stock on February 17, 1999 at an exercise price of $14.75 per share, the fair market value per share of Common Stock on that date. The option becomes exercisable in a series of 48 equal monthly installments measured from December 9, 1998. The option will accelerate in full in connection with an acquisition of the Company by merger or asset sale, unless such option is to be assumed by the successor entity. If Mr. Sasson's employment is terminated by the Company or if Mr. Sasson resigns due to a change in his title or a material reduction in his duties or level of compensation, he will become entitled to payment of two times the base salary and target bonus in effect for the fiscal year of his termination and acceleration of two years of stock option vesting. However, if such termination or resignation occurs within 12 months after a change in control of the Company, whether by merger, asset sale, tender or exchange offer for more than 50% of the Company's outstanding voting securities, then, in addition to receiving the salary and bonus payments described above, all of Mr. Sasson's outstanding options will immediately vest. Should Mr. Sasson resign voluntarily within six months following a change in control of the Company, he will become entitled to payment of two times the base salary and target bonus in effect for the fiscal year of his termination and acceleration of two years of stock option vesting. Should Mr. Sasson's employment terminate due to death or disability, then he will become entitled to acceleration of two years of stock option vesting. In addition, should Mr. Sasson's employment terminate for any of the reasons described above, he will have an extended period of one year following such termination in which to exercise his outstanding stock options and he will be entitled to continued life insurance coverage and health insurance coverage for so long as is permitted by law, with the COBRA payments for the first 18 months of such health insurance coverage to be paid by the Company. Mr. Sasson agreed not to compete with the Company or solicit customers, suppliers or employees of the Company for a period of two years following his termination of employment with the Company.

  In July 1998, Mr. Shenkman resigned from his position as Chief Executive Officer of the Company but, pursuant to a separation agreement entered into with the Company, agreed to continue to provide services to the Company as a consultant for a period of up to six months during which period Mr. Shenkman received monthly compensation comparable to his compensation as an employee and continued to vest in his outstanding stock options and restricted shares in accordance with their original terms. Mr. Shenkman ceased to serve as a consultant to the Company in January 1999 but continues to serve as the Chairman of the Board of Directors.

  Mr. Metcalfe resigned from his position as Vice President, Marketing, in October 1998 but agreed to continue to provide services to the Company under a consulting arrangement for a period of six months during which period he received monthly compensation comparable to his compensation as an employee and continued to vest in his outstanding stock options pursuant to the original terms of such options. In addition, at the time of his employment by the Company, the Company entered into an agreement with Mr. Metcalfe whereby, upon his exercise of the options granted to him in June 1996 to purchase an aggregate of 290,000 shares of Common Stock, he would receive a cash bonus from the Company in the amount of $2.00 per share of Common Stock purchased pursuant to the exercise of such option.

  In December 1998, Mr. McCloskey entered into an employment and separation agreement with the Company. Pursuant to that agreement, Mr. McCloskey resigned from his position as Chief Financial Officer of the Company but agreed to serve as President until the earlier to occur of (i) June 30, 1999, (ii) the date on which the Company engaged an individual or individuals who would act as Vice President, Finance and Chief Financial Officer and Vice President, World-Wide Sales or (iii) termination of the agreement for any other reason. As of December 11, 1998, the effective date of the agreement, 130,000 restricted shares held by Mr. McCloskey which were otherwise unvested as of that date accelerated and became fully vested shares of Common Stock. During the period of the employment agreement, Mr. McCloskey would continue to receive the base salary and other employee benefits previously paid to him and would continue to vest in his outstanding stock options pursuant to their original terms. In the event Mr. McCloskey's employment terminated by reason of death or disability prior to June 30, 1999, the base salary which would otherwise have been paid to him in the period between such termination date and June 30, 1999 would become payable and the number of option shares and restricted shares which would otherwise have vested in that period would vest. In the event of an involuntary termination of Mr. McCloskey's employment prior to June 30, 1999, including a resignation for good reason, Mr. McCloskey would continue to receive his base salary and health benefits through such date. In the event of an early termination of the employment agreement by reason of Mr. McCloskey's voluntary resignation, Mr. McCloskey would continue to provide services to the Company under a consulting arrangement until June 30, 1999, pursuant to which he would receive monthly compensation comparable to his compensation as an employee and would continue to vest in his outstanding stock options in accordance with their original terms. In February 1999, Mr. McCloskey's employment agreement terminated by reason of Mr. McCloskey's voluntary resignation.

  Messrs. McNulty and DeGolia each hold unvested shares of the Company's Common Stock. In connection with an acquisition of the Company by merger or asset sale, in the event that either such officer is not provided by the acquiring company with both cash compensation and operational responsibility that is at least equal in terms of salary and benefits and operating duties, respectively, to that which he was receiving from the Company at the time of the acquisition, any unvested shares of the Company's Common Stock held by him as of such date will immediately vest in full as of the closing date of such acquisition. As administrator of the Company's 1997 Stock Incentive Plan, the Compensation Committee has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Company's executive officers or any unvested shares held by those individuals under such plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following (i) an acquisition of the Company by merger or asset sale or (ii) a change in control of the Company effected through a successful tender offer for more than 50% of the Company's outstanding voting securities or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On December 30, 1998, the Company completed the acquisition of Plato Software Corporation ("Plato") pursuant to an Agreement and Plan of Reorganization dated as of December 9, 1998 (the "Merger Agreement"). Ori Sasson, the Company's Chief Executive Officer and member of the Board of Directors of the Company, was a principal shareholder of Plato. Pursuant to the Merger Agreement, the Company issued 250,000 shares of its Common Stock, 50,000 of which shares have been placed into an escrow subject to the satisfaction of all representations and warranties under the terms and conditions of the Merger Agreement. As a result of the merger, Plato has become a wholly-owned subsidiary of the Company. The acquisition of Plato was consummated in connection with the election of Ori Sasson as Chief Executive Officer and a member of the Board of Directors of the Company and, accordingly, the Company recorded as expense the portion of the purchase price that represented compensation to Mr. Sasson. In addition, the Company recorded as expense its reimbursements to Mr. Sasson of the tax liabilities associated with this compensation. The total amount of compensation expense and related tax reimbursements expensed in the quarter ended December 31, 1998 was approximately $12.4 million dollars.

                SHAREHOLDER PROPOSALS FOR 1999 PROXY STATEMENT

  Shareholder proposals that are intended to be presented at the Company's annual meeting of shareholders to be held in 1999 must be received by the Company no later than July 15, 1999 in order to be included in the proxy statement and related proxy materials.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Ori Sasson
                                          Chief Executive Officer

                                                                      1648-PS-99

                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.

                           1997 STOCK INCENTIVE PLAN
                           -------------------------

                                  ARTICLE ONE

                               GENERAL PROVISIONS
                               ------------------

I.   PURPOSE OF THE PLAN

          This 1997 Stock Incentive Plan is intended to promote the interests of Genesys Telecommunications Laboratories, Inc., a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.  STRUCTURE OF THE PLAN

     A.  The Plan shall be divided into four separate equity programs:

              (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

              (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

            (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

             (iv) the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

     B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

     A. Prior to the Section 12 Registration Date, the Discretionary Option Grant and Stock Issuance Programs shall be administered by the Board. Beginning with the Section 12

Registration Date, the Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and shall have sole and exclusive authority to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

     B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

     F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under such program.

IV.  ELIGIBILITY

     A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:


             (i)  Employees,

             (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

            (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

     B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program. The Primary Committee shall have the discretion to determine the calendar years in which the Salary Investment Option Grant Program is to be in effect, the individuals who may participate in such program and the specific date on which the option grants thereunder are to be awarded.

     C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

     D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members after the Underwriting Date, whether through appointment by the Board or election by the Corporation's shareholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Underwriting Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic annual option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

V.  STOCK SUBJECT TO THE PLAN

    A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 13,647,968 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's shareholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, (ii) an increase of 2,400,000 shares authorized by the Board and approved by the shareholders prior to the Section 12 Registration

Date, (iii) an increase of 1,120,761 shares effected on July 1, 1998 pursuant to the automatic share increase provision of Section V.B and (iv) an increase of 2,500,000 shares approved by the Board an March 15, 199, subject to approval by the shareholders at the 1999 Annual Meeting.

     B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of each fiscal year during the term of the Plan, beginning with the 1999 fiscal year, by an amount equal to five percent (5%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding fiscal year. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

     C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 750,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1997 calendar year.

     D. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. Shares subject to any stock appreciation rights exercised under the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

     E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------

I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.  Exercise Price.
         --------------

         1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:


             (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or


            (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B.  Exercise and Term of Options. Each option shall be exercisable at such
         ----------------------------
time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

     C.  Effect of Termination of Service.
         --------------------------------

         1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

             (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

            (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

            (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

            (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

         2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

             (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

             (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

     D.  Shareholder Rights.  The holder of an option shall have no shareholder
         ------------------
rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

     E.  Repurchase Rights.  The Plan Administrator shall have the discretion to
         -----------------
grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

     F.  Limited Transferability of Options. During the lifetime of the
         ----------------------------------
Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.
                                 ---

     A.  Eligibility.  Incentive Options may only be granted to Employees.
         -----------

     B.  Dollar Limitation. The aggregate Fair Market Value of the shares of
         -----------------
Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

     C.  10% Shareholder. If any Employee to whom an Incentive Option is granted
         ---------------
is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, the treatment of the outstanding options shall be as follows:

         1.  Individuals in Service for at least One Year. If an Optionee has
             --------------------------------------------
been in Service for at least one year prior to the effective date of the Corporate Transaction, then each outstanding option held by such individual shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

         All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or
(ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

         Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         2.  Individuals in Service for less than One Year. If an Optionee has
             ---------------------------------------------
been in Service for less than one year prior to the effective date of the Corporate Transaction, then no acceleration of such individual's outstanding options shall occur in connection with such Corporate Transaction and each such outstanding option shall terminate and cease to be outstanding on the effective date of such Corporate Transaction except to the extent such option is to be either (i) assumed by the successor corporation (or parent thereof) or replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), or (ii) replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares.

         All outstanding repurchase rights shall be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

         3. The determination of option comparability under this Paragraph A shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the
                                                                --------
aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

     C. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier
                                                                       -------
of (i) the expiration of the option term or (ii) the expiration of the one (1)- year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     D. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier
                                                                       -------
of (i) the expiration of the option term or (ii) the expiration of the one (1)- year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

     E. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

     F. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.   STOCK APPRECIATION RIGHTS

     A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

     B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

              (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

             (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

            (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection
     -----
     notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

     C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

               (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

              (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

             (iii) The Plan Administrator shall pre-approve, at the time the limited right is granted or at any time prior to exercise, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

             (iv) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

                                 ARTICLE THREE


                     SALARY INVESTMENT OPTION GRANT PROGRAM
                     --------------------------------------

I.   OPTION GRANTS

          The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than One Hundred Fifty Thousand Dollars ($150,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under the Salary Investment Grant Program on or before the last trading day in January for the calendar year for which the salary reduction is to be in
effect.   All grants under the Salary Investment Option Grant Program shall be at the sole discretion of the Primary Committee.

II.  OPTION TERMS

          Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however,
                                                          --------
that each such document shall comply with the terms specified below.

     A.  Exercise Price.
         --------------

         1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

         2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B.  Number of Option Shares. The number of shares of Common Stock subject
         -----------------------
to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

               X = A / (B x 66-2/3%), where

               X is the number of option shares,

               A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

               B is the Fair Market Value per share of Common Stock on the option grant date.

     C.  Exercise and Term of Options.  The option shall become exercisable in a
         ----------------------------
series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten
(10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the
-------
expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i)
                                                               -------
the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year
                              -------
option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration
                                                 -------
of
the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

         The Plan Administrator shall pre-approve, at the time the surrender right is granted or at any time prior to exercise, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this
Section III. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.

     D. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  REMAINING TERMS

         The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                 ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM
                             ----------------------

I.   STOCK ISSUANCE TERMS

         Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

     A.  Purchase Price.
         --------------

         1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

         2. Subject to the provisions of Section I of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

             (i)  cash or check made payable to the Corporation, or

            (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

     B.  Vesting Provisions.
         ------------------

         1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

             (i) the Service period to be completed by the Participant or the performance objectives to be attained,

            (ii)  the number of installments in which the shares are to vest,

            (iii) the interval or intervals (if any) which are to lapse between installments, and

            (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

     2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

     4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

     5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. Unless otherwise provided in the Stock Issuance Agreement, all of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full in the event of any Corporate Transaction, except to the extent those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's

Service should terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

     C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control.


III. SHARE ESCROW/LEGENDS

         Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                 ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

I.   OPTION TERMS

     A.  Grant Dates.  Option grants shall be made on the dates specified below:
         -----------

         1.  Initial Grants. Each individual who is first elected or appointed
             --------------
as a non-employee Board member at any time after the Underwriting Date shall automatically be granted, on the date of such initial election or appointment, two (2) Non-Statutory Options to purchase shares of Common Stock, one for 30,000 shares of Common Stock and the other for 20,000 shares of Common Stock, provided such individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

         2.  Annual Grant. On the date of each Annual Shareholders Meeting,
             ------------
beginning with the 1998 Annual Meeting, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 7,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 7,500-share option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board service.

     B.  Exercise Price.
         --------------

         1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     C.  Option Term. Each option shall have a term of ten (10) years measured
         -----------
from the option grant date.

     D.  Exercisability of Options. Each option shall be immediately exercisable
         -------------------------
for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares.

     E.  Vesting of Options.
         ------------------

         1.  Initial Grants. Each initial 30,000-share grant shall vest, and the
             --------------
Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of Board service over the four (4)-year period measured from the option grant date. Each 20,000-share grant shall vest as to twenty-five percent (25%) of the option shares on each of the fifth, sixth, seventh and eighth anniversaries of the option grant date. However, vesting of the shares under the 20,000-share grant shall be subject to acceleration after the close of each fiscal year, beginning with the 1998 fiscal year, in the event that the Optionee has served on a committee of the Board in such fiscal year. Vesting of 2,500 of the option shares shall accelerate with respect to each committee of the Board on which the Optionee has served during the fiscal year, up to a maximum of two (2) such committees, and shall be conditioned upon the Optionee having attended at least 75% of the meetings held by such committee during the fiscal year. The shares to be accelerated shall be those shares which would otherwise have been the first shares to vest in accordance with the regular four (4)-year vesting schedule described above.

         2.  Annual Grants.  Each annual 7,500-share grant shall vest, and the
             -------------
Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

     F.  Termination of Board Service. The following provisions shall govern the
         ----------------------------
exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

             (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve
     (12)-month period following the date of such cessation of Board service in which to exercise each such option.

            (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

           (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

           (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the

     Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.  CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Shareholder approval of the Plan shall constitute pre-approval of the grant of each such option surrender right under this Automatic Option Grant Program and the subsequent exercise of such right in accordance with the terms and provisions of this
Section II.C. No additional approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

     D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such
                         --------
securities shall remain the same.

     E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III. REMAINING TERMS

          The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE SIX

                                 MISCELLANEOUS
                                 -------------

I.   FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.  TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant or Director Fee Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

         1.  Stock Withholding: The election to have the Corporation withhold,
             -----------------
from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

         2.  Stock Delivery: The election to deliver to the Corporation, at the
             --------------
time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Automatic Option Grant Program shall not become effective until the

Underwriting Date and the Salary Investment Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

     B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the
Predecessor Plan after the Section 12 Registration Date.   All options
outstanding under the Predecessor Plan on the Section 12 Registration Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

     C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

     D.  The Plan shall terminate upon the earliest of (i) March 26, 2007, (ii)
                                           --------
the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.  AMENDMENT OF THE PLAN

     A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws or regulations.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.   USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX
                                    --------

          The following definitions shall be in effect under the Plan:

          A.  Automatic Option Grant Program shall mean the automatic option
              ------------------------------
grant program in effect under the Plan.


          B.  Board shall mean the Corporation's Board of Directors.
              -----

          C.  Change in Control shall mean a change in ownership or control of
              -----------------
the Corporation effected through either of the following transactions:

              (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders, or

             (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          D.  Code shall mean the Internal Revenue Code of 1986, as amended.
              ----

          E.  Common Stock shall mean the Corporation's common stock.
              ------------

          F.  Corporate Transaction shall mean either of the following
              ---------------------
shareholder-approved transactions to which the Corporation is a party:

              (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

              (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

          G.  Corporation shall mean Genesys Telecommunications Laboratories,
              -----------
Inc., a California corporation, and its successors.

          H.  Discretionary Option Grant Program shall mean the discretionary
              ----------------------------------
option grant program in effect under the Plan.

          I.  Eligible Director shall mean a non-employee Board member eligible
              -----------------
to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

          J.  Employee shall mean an individual who is in the employ of the
              --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

          K.  Exercise Date shall mean the date on which the Corporation shall
              -------------
have received written notice of the option exercise.

          L.  Fair Market Value per share of Common Stock on any relevant date
              -----------------
shall be determined in accordance with the following provisions:

              (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iii) For purposes of any option grants made on the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

            (iv) For purposes of any option grants made prior to the Underwriting Date, the Fair Market Value shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

          M.  Hostile Take-Over shall mean the acquisition, directly or
              -----------------
indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept.

          N.  Incentive Option shall mean an option which satisfies the
              ----------------
requirements of Code Section 422.


          O.  Involuntary Termination shall mean the termination of the Service
              -----------------------
of any individual which occurs by reason of:

              (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

             (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

          P.  Misconduct shall mean the commission of any act of fraud,
              ----------
embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

          Q.  1934 Act shall mean the Securities Exchange Act of 1934, as
              --------
amended.

          R.  Non-Statutory Option shall mean an option not intended to satisfy
              --------------------
the requirements of Code Section 422.

          S.  Optionee shall mean any person to whom an option is granted under
              --------
the Discretionary Option Grant, Salary Investment Option Grant or Automatic Option Grant Program.

          T.  Parent shall mean any corporation (other than the Corporation) in
              ------
an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          U.  Participant shall mean any person who is issued shares of Common
              -----------
Stock under the Stock Issuance Program.

          V.  Permanent Disability or Permanently Disabled shall mean the
              --------------------------------------------
inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

          W.  Plan shall mean the Corporation's 1997 Stock Incentive Plan, as
              ----
set forth in this document.

          X.  Plan Administrator shall mean the particular entity, whether the
              ------------------
Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

          Y.  Plan Effective Date shall mean March 27, 1997, the date on which
              -------------------
the Plan was adopted by the Board.

          Z.  Predecessor Plan shall mean the Corporation's pre-existing 1995
              ----------------
Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

         AA.  Primary Committee shall mean the committee of two (2) or more non-
              -----------------
employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

         BB.  Salary Investment Option Grant Program shall mean the salary
              --------------------------------------
investment grant program in effect under the Plan.

         CC.  Secondary Committee shall mean a committee of two (2) or more
              -------------------
Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

         DD.  Section 12 Registration Date shall mean the date on which the
              ----------------------------
Common Stock is first registered under Section 12(g) of Section 16 of the 1934 Act.

         EE.  Section 16 Insider shall mean an officer or director of the
              ------------------
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         FF.  Service shall mean the performance of services for the Corporation
              -------
(or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         GG.  Stock Exchange shall mean either the American Stock Exchange or
              --------------
the New York Stock Exchange.

         HH.  Stock Issuance Agreement shall mean the agreement entered into by
              ------------------------
the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         II.  Stock Issuance Program shall mean the stock issuance program in
              ----------------------
effect under the Plan.

         JJ.  Subsidiary shall mean any corporation (other than the Corporation)
              ----------
in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         KK.  Take-Over Price shall mean the greater of (i) the Fair Market
              ---------------                -------
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         LL.  Taxes shall mean the Federal, state and local income and
              -----
employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

         MM.  10% Shareholder shall mean the owner of stock (as determined under
              ---------------
Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         NN.  Underwriting Agreement shall mean the agreement between the
              ----------------------
Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

         OO.  Underwriting Date shall mean the date on which the Underwriting
              -----------------
Agreement is executed and priced in connection with an initial public offering of the Common Stock.

                                  DETACH HERE
--------------------------------------------------------------------------------


                                     PROXY

                    GENESYS TELECOMMUNICATIONS LABORATORIES
                  Annual Meeting of Shareholder May 21, 1999
        This Proxy is Solicited on Behalf of the Board of Directors of
                 Genesys Telecommunications Laboratories, Inc.


    The undersigned revokes all previous proxies, acknowledges receipt of the notice of annual meeting of shareholders to be held on May 21, 1999 and the proxy statement, and appoints Ori Sasson and Richard DeGolia or either of them the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Genesys Telecommunications Laboratories, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of the Company to be held at The Ramada Plaza Hotel located at 1231 Market Street, San Francisco, California 94103 on Friday, May 21, 1999 at 10:00 a.m., and any adjournment of postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.



-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
    SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE
-----------                                                          -----------

  [1648-GENESYS TELECOMMUNICATION LABORATORIES INC.] [FILE NAME:GENSAA.ELX]
                            [VERSION-2] [04/22/99]

GENSAA                           DETACH HERE
--------------------------------------------------------------------------------

     Please mark
[X]  votes as in
     this example.

  1. Election of all nominees listed below to the Board
     of Directors to serve until the next Annual Meeting
     and until their successor's have been duly elected
     and qualified, except as noted (write the names, if
     any of nominee for whom you withhold authority to
     vote)                                                   2. Proposed to ratify the selection of Arthur   FOR   AGAINST   ABSTAIN
                                                                Andersen, LLP, as the Company's independent  [ ]     [ ]      [  ]
     Nominees: Gregory Shenkman, Alec Miloslavsky, Ori          accountants for the fiscal year ending
               Sasson, Bruce Dunlevie, Paul Levy                June 30, 1999.
           FOR                           WITHHELD
           ALL    [ ]              [ ]   FROM ALL            3. Approval of Amendment to the Company's
         NOMINEES                        NOMINEES               1997 Stock Incentive Plan.                   [ ]     [ ]      [  ]
[ ] _________________________________________
    For all nominees except as noted above



                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         [ ]

                                                                Please sign exactly as your name appears hereon. If acting as attorney, executor, trustee, or in other representative
                                                                capacity sign name and title.


Signature:  _____________     Date:              Signature:                     Date: